Issued Share Capital	12 Months Ended
Dec. 31, 2025
Disclosure of classes of share capital [abstract]
Issued Share Capital	Note 22
Issued Share Capital

EUR'000	No. of shares (in thousands)	Total
Beginning of financial year 2023	197,600	26,575
First issue for capital increase 2023	113,809	15,263
End of financial year 2023	311,409	41,838
First issue for capital increase 2024	39,520	5,302
Second issue for capital increase 2024	28	4
End of financial year 2024	350,957	47,144
End of financial year 2025	350,957	47,144
As of 31 December 2025, the Group had share capital amounting to DKK 350,958 thousand, equal to EUR
47,144 thousand, consisting of 350,957,583 shares of nominal DKK1 each.
All shares have equal rights.
Treasury shares
On 30 May 2025, the Company completed a share buy-back program to fulfil share-based incentive obligations resulting in the repurchase of 395,200 shares of a nominal price of DKK 1 each at an average price of NOK 49.90, corresponding to an aggregate amount of EUR 1.7 million, including commission. As of
31 December 2025, the Company holds 89,992 treasury shares.
Accounting policies
Ordinary shares are classified as equity. When there is a capital increase through the issuance of new shares, these shares are recorded at their nominal value.
The share premium reserve represents capital contributed by investors in excess of the nominal value of the shares issued, net of any incremental costs directly attributable to the issuance of new shares.
Own equity instruments that are reacquired (treasury shares) are recognised at cost and deducted from equity. No gain or loss is recognised in profit or loss on the purchase, sale, issue or cancellation of the
Group’s own equity instruments. Any difference between the carrying amount and the consideration received, upon reissuance, is recognised in equity.